POWER  OF  ATTORNEY


     I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Jennifer P. Streaks my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

     The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

     The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

     WITNESS  my  hand  on  the  date  set  forth  below.


                                            /s/  Ronald  Wolfsheimer
Date                                        Signature



/s/  Ivy  Wafford  Duke
Ivy  Wafford  Duke                           Ronald  Wolfsheimer
Witness                                    Name  of  Director

                                POWER  OF  ATTORNEY


     I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Jennifer P. Streaks my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

     The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

     The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

     WITNESS  my  hand  on  the  date  set  forth  below.


September  22,  2000                              /s/  Joy  V.  Jones
Date                                        Signature




                                          Joy  V.  Jones
Witness                                   Name  of  Director

                                POWER  OF  ATTORNEY


     I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Jennifer P. Streaks my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

     The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

     The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

     WITNESS  my  hand  on  the  date  set  forth  below.


September  21,  2000                              /s/  Rebecca  L.  Adamson
Date                                        Signature




                                        Rebecca  L.  Adamson
Witness                                   Name  of  Director

                                POWER  OF  ATTORNEY


     I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Jennifer P. Streaks my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

     The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

     The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

     WITNESS  my  hand  on  the  date  set  forth  below.


September  22,  2000                              /s/  Barbara  J.  Krumsiek
Date                                        Signature




                                        Barbara  J.  Krumsiek
Witness                                   Name  of  Director

                                POWER  OF  ATTORNEY


     I, the undersigned Director of Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Jennifer P. Streaks my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

     The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

     The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

     WITNESS  my  hand  on  the  date  set  forth  below.


September  22,  2000                              /s/  D.  Wayne  Silby
Date                                        Signature




                                        D.  Wayne  Silby
Witness                                   Name  of  Director